April 30, 1999


Manor Investment Funds, Inc.
15 Chester Commons
Malvern, PA  19355


Gentlemen:

        We have been asked to provide this opinion in connection with the registration under the Securities Act of 1933 ("Securities Act") of 10,000,000 shares of the common capital stock (par value 0.001 per share) of Manor Invesment Funds, Inc. ("Fund").

        We have examined the Articles of Incorporation of the Fund; the By-Laws of the Fund; various pertinent corporate proceedings; and such other items considered to be material to determine the legality of the sale of the authorized but unissued shares of the Fund's common capital stock. With respect to the good standings of the Fund, we are advised that the Fund is in good standing with the Commonwealth of Pennsylvania, its state of incorporation, and that all taxes due have been paid.

        Based upon the foregoing, it is our opinion that upon effectiveness of the Initial Registration Securities Act Registration Statement of the Fund as amended and filed pursuant to the provisions of Section 24(c) of the Investment Company Act of 1940 and during such time as such Registration Statement is in effect, the Fund will be autherized to solicit and cause to be solicited share purchase orders and to issue its shares for a cash consideration, as described in the Fund's currently effective Prospectus and Statements of Additional Informantion, which shares so issued will be validly issued, fully paid and non-assessable shares.

        We offer no opinion with respect to the offer and sale of the Fund's securities under the securities laws of several states, the District of Columbia, any territory of the United States or of any foreign country.

        We consent to the inclusion of this opinion as a exhibit to the Securities Act Registration Statement of the Fund as amended and to the reference in the Fund's Prospectus and/or Statement of Additional Information to the Fact that this opinion concerning the legality of the issue on behalf of the Fund, as issurer, has been rendered by us.


        Bruce W. Laverty, Esquire